Q3 2021 Corporate Update Conference Call



November 11, 2021

NASDAQ: GOVX

Forward Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors, including whether: GeoVax can develop and manufacture its vaccines with the desired characteristics in a timely manner, GeoVax's vaccines will be safe for human use, GeoVax's vaccines will effectively prevent targeted infections in humans, GeoVax's vaccines will receive regulatory approvals necessary to be licensed and marketed, GeoVax raises required capital to complete vaccine development, there is development of competitive products that may be more effective or easier to use than GeoVax's products, GeoVax will be able to enter into favorable manufacturing and distribution agreements, and other factors, over which GeoVax has no control. GeoVax assumes no obligation to update these forward-looking statements and does not intend to do so. More information about these factors is contained in GeoVax's filings with the Securities and Exchange Commission including those set forth at "Risk Factors" in GeoVax's Form 10-K.

GeoVax

GeoVax Reports 2021 Third Quarter Financial Results and Provides Corporate Update

Progress in Clinical Development of COVID-19 and Immuno-Oncology Programs

ATLANTA, GA, November 11, 2021 – GeoVax Labs, Inc. (Nasdaq: GOVX), a biotechnology company developing immunotherapies and vaccines against infectious diseases and cancers, today announced its financial results for the quarter ended September 30, 2021 and provided a corporate update.

GeoVax's management will host a live conference call and webcast today at 4:30 p.m. Eastern Standard Time to discuss financial results and provide a general business update. Details are provided below.

2021 YTD Highlights and Development Program Status Update…

David Dodd, GeoVax's Chairman and CEO, commented,

"The signing of the license agreements for Gedeptin and COH04S1 were each highly significant events for GeoVax and our stockholders, as they added clinical programs in both immuno-oncology and COVID-19 to our pipeline, the primary focus areas for our company. The initial stage (10 patients) of the ongoing Gedeptin clinical trial is being funded by the FDA pursuant to its Orphan Products Grants Program, with five patients having been enrolled to date. Our immediate objective will be to accelerate patient enrollment to complete this stage, then expand the trial to additional study sites and at least 25-30 patients in total."

"The addition of COH04S1 to our product pipeline is synergistic with, and complementary to, our ongoing development of GEO-CM02. Both vaccine candidates are potential second-generation COVID-19 vaccines, with COH04S1 representing a near-term opportunity for a niche-market indication for use in immunocompromised patients and possible expansion to a broader market indication as a universal booster vaccine. GEO-CM02, in contrast, is being developed as single-dose pan coronavirus vaccine. Our funding events from 2020 and early 2021, have positioned us well to advance each of these development programs," Mr. Dodd concluded.

Accelerating Clinical Development

GeoVax

GeoVax Expands Immuno-Oncology Pipeline with Acquisition of Clinical-Stage Cancer Program

License of Gedeptin® Adds Orphan Drug Clinical Program fo Treatment of Advanced Head and Neck Cancers

ATLANTA, GA, September 28, 2021 – GeoVax Labs, Inc. (Nasd biotechnology company specializing in developing human vacc immunotherapies, today announced that it has entered into a License Agreement (the "License") with PNP Therapeutics grants GeoVax exclusive rights to develop and comme novel patented product for the treatment of solid tumors.

GeoVax

City of Hope.

GeoVax and City of Hope Announce Agreement to Accelerate Development and Commercialization for City of Hope's COVID-19 Vaccine

Phase 2 Vaccine Designed to Enhance Response for Immunocompromised Patients

Complements GeoVax's Pan-Coronavirus Vaccine Program

ATLANTA, GA and DUARTE, CA, Nov. 9, 2021 — GeoVax Labs Inc. (Nasdaq: GOVX), a biotechnology company specializing in developing human vaccines and cancer immunotherapies, today announced that it has entered into an exclusive license agreement with City of Hope, a world-renowned cancer research and treatment organization. The agreement grants GeoVax exclusive rights to further develop and commercialize a multi-antigenic SARS-CoV-2 investigational vaccine, developed at City of Hope for immunocompromised patients, which is currently being studied in an ongoing Phase 2 clinical trial...

GeoVax
Vaccines Serving Humanity

Addressing Deadly Challenges Worldwide


GeoVax Announces Presentation of Sudan Ebolavirus Vaccine Data at the American Society for Virology Annual Meeting

GeoVax Vaccine Achieves 100% Protection in a Single-Dose

ATLANTA, GA, July 22, 2021 – GeoVax Labs, Inc. (Nasdaq: G
biotechnology company specializing in developing human vacc
announced the presentation of data from a study of its preve
against Sudan Ebolavirus (SUDV). The presentation tit
immunization of guinea pigs with a modified vaccinia Ankar
Sudan virus-like particles protects from Sudan virus leth
delivered by Dr. Delphine Malherbe of the Bukreyev
Pathology, University of Texas Medical Branch, Galve
Annual Meeting of the American Society for Virolog
19-23…


GeoVax Receives Notice of Allowance for Ebola Vaccine Patent

Single-dose of GEO-EM01 Provided 100% Protection in Lethal Challenge Evaluation

Atlanta, GA, October 14, 2021 – GeoVax Labs, Inc. (Nasdaq: GOVX), a biotechnology company developing human immunotherapies and vaccines against infectious diseases and cancer, today announced that the U.S. Patent and Trademark Office has issued a Notice of Allowance for Patent Application No. 15/543,139 entitled *"Replication-Deficient Modified Vaccinia Ankara (MVA) Expressing Ebola Virus Glycoprotein (GP) and Matrix Protein (VP40)."*

GeoVax has demonstrated that a single intramuscular (IM) dose of its vaccine candidate, GEO-EM01, provided 100% protection in rhesus macaques challenged with a lethal dose of Ebola virus (EBOV)…

GeoVax

City of Hope.

GeoVax and City of Hope Announce Agreement to Accelerate Development and Commercialization for City of Hope's COVID-19 Vaccine

Phase 2 Vaccine Designed to Enhance Response for Immunocompromised Patients Complements GeoVax's Pan-Coronavirus Vaccine Program

ATLANTA, GA and DUARTE, CA, Nov. 9, 2021 — GeoVax Labs Inc. (Nasdaq: GOVX), a biotechnology company specializing in developing human vaccines and cancer immunotherapies, today announced that it has entered into an exclusive license agreement with City of Hope, a world-renowned cancer research and treatment organization. The agreement grants GeoVax exclusive rights to further develop and commercialize a multi-antigenic SARS-CoV-2 investigational vaccine, developed at City of Hope for immunocompromised patients, which is currently being studied in an ongoing Phase 2 clinical trial and shows a strong potential to be used in the general population as a primary and/or general booster vaccine against COVID-19 worldwide…

David Dodd, GeoVax President and CEO, said, "This license agreement represents a significant and exciting milestone for GeoVax and our shareholders, as it adds an additional Phase 2 clinical program in a primary focus area for our company, complementing our expertise in MVA technology. We look forward to a strong working relationship with Dr. Diamond and his colleagues at City of Hope, as we accelerate the clinical advancement of this promising vaccine for patients and look for opportunities for further collaboration in other areas of vaccine and immunotherapy needs."

"It is important to note that the addition of COH04S1 to our product pipeline is synergistic with, and complementary to, our ongoing development of GEO-CM02," Dodd continued. "Both vaccine candidates are potential second-generation COVID-19 vaccines, with COH04S1 representing a near-term opportunity for a niche-market indication for use in immunocompromised patients and possible expansion to a broader market indication as a universal booster vaccine. GEO-CM02, in contrast, is being developed as a single-dose pan coronavirus vaccine. With today's announcement, in conjunction with our September announcement of our licensing of Gedeptin®, we have advanced our two core product development areas related to SARS-CoV-2 vaccines and immuno-oncology into clinical-stage testing. We look forward to providing further updates soon."

Transaction Provides Exclusive IP Rights to an Advanced Covid-19 Vaccine in Phase 2 Clinical Testing

- Licensing of COH04S1 immediately strengthens our presence in SARS-CoV-2 prevention market
- Currently evaluating the safety and immunogenicity of the multi-antigen COH04S1 vaccine to a single antigen mRNA vaccine in patients following hematopoietic cell transplant or CAR-T therapy
- An expansion of the recently completed Phase 1 protocol in healthy volunteers to a Phase 1/2 study evaluating the safety and immunogenicity of COH04S1 as a booster in patients previously receiving an mRNA vaccine is near initiation.

CLINICAL DEVELOPMENT OF COH04S1

A synthetic multiantigen modified-vaccinia Ankara-based COVID-19 vaccine expressing SARS-CoV-2 Spike and Nucleocapsid antigens

NOVEMBER 11, 2021

Flavia Chiuppesi, Ph.D., Felix Wussow, Ph.D. and Don J. Diamond, Ph.D.
Department of Hematology & Hematopoietic Cell Transplantation
City of Hope

Synthetic MVA (sMVA) as a vaccine platform for COH04S1

- Spike (S) full-length, Wuhan strain:
  - Main target of neutralizing antibodies
  - Co-dominant target of cellular immunity
- Nucleocapsid (N), Wuhan strain:
  - Co-dominant target of cellular immunity
  - Less prone to viral escape than S


N antigen
S antigen
E. coli
F2
F1
F3
(FPV,
Helper virus)
BHK cell
Nucl.
COH04S1

Co-expression of full-length S and N antigen sequences by single vaccine vector

Chiuppesi et al, *Nature Comm*, 2020 (PMID: 33257686)

Summary of COH04S1 Preclinical Studies

- sMVA platform and COH04S1 immunogenicity in mice published in 2020
- COH04S1 showed protective efficacy in animal models: hamsters and non-human primates (NHP)
- COH04S1 conferred protection against SARS-CoV-2 via parenteral and mucosal vaccination
- Immunogenicity and protective efficacy observed with 1 and 2 doses in NHP
- COH04S1 induced robust neutralizing antibodies against Alpha, Beta, Gamma, and Delta variants of concern (VOC)
- COH04S1 showed complete protection against VOC infection within 2 days of challenge in hamsters
- COH04S1 induced robust humoral and cellular responses against both S and N antigens
- Demonstrated Th1-biased antibody or T-cell responses

Chiuppesi et al., PMID: 33257686, PMID: 34545366, and in preparation

COH04S1 Phase 1 Clinical Trial in Healthy Adults

- ClinicalTrials.Gov NCT04639466 (12/10/2020 started, 06/02/21 closed for accrual)
- Trial design: 3 dose levels (DL1-3) with 4-6 open-label sentinels at each DL followed by 35 randomized against placebo
- DL1=1x10^7pfu/dose, same low dose as used in mice
- DL2=1x10^8pfu/dose, DL3=2.5x10^8 pfu/dose. All doses are compatible with large-scale production
- Prime-boost immunizations with COH04S1 are **safe and well tolerated** in DL1, DL2 and DL3 sentinels
- **100%** of sentinels tested **seroconverted** to S and N antigens and developed **Th1 T cell** responses
- **100%** of sentinels tested (DL1, DL2 and DL3) developed **neutralizing antibodies**
- **Cross-NAb against D614G, Alpha (B.1.1.7), Beta (B.1.351), Gamma (P.1) variants**

Binding Antibodies to S, RBD, N in Healthy Adults Immunized with COH04S1 at different dose levels (DL)



Spike IgG
DL1 sentinels
DL2 sentinels
DL3 sentinels
Log10 Endpoint titer
LLOD
0 14 28 42 56 90 120 180
Receptor Binding Domain (RBD) IgG
DL1 sentinels
DL2 sentinels
DL3 sentinels
Log10 Endpoint titer
LLOD
0 14 28 42 56 90 120 180
Nucleocapsid IgG
DL1 sentinels
DL2 sentinels
DL3 sentinels
Log10 Endpoint titer
LLOD
0 14 28 42 56 90 120 180

Binding antibody endpoint titers induced by COH04S1 in sentinel subjects vaccinated with DL1, DL2, and DL3

Neutralizing Antibodies Against Wuhan (D614G), Alpha (B.1.1.7), Beta (B.1.351), and Gamma (P.1) VOC by Pseudovirus Assay



Neutralizing titers DL1
Neutralizing titers DL2
Neutralizing titers DL3
D614G
Alpha
Beta
Gamma
Log10 NT50
3
2
1
0
14
28
42
56
90
120
Days

Neutralizing antibody titers (NT50) induced by COH04S1 against ancestral SARS-CoV-2 and variants of concern (VOC) in sentinel subjects vaccinated with DL1, DL2, and DL3

T-Cell Responses to S and N antigens (IFNγ and IL-4 secretion)


Th1
Th2
IFNγ Spike
IFNγ Nucleocapsid
IL-4 Spike
IL-4 Nucleocapsid
DL1 sentinels
DL2 sentinels
DL3 sentinels
Spots/10⁶ cells
2000
1500
1000
500
0
0
14
28
42
56
90
120
180
Day

At all DL COH04S1 predominantly induced robust T cell responses of the Th1-type (IFNγ) rather than Th2-type (IL-4)

Phase 2 Trial – Immunocompromised Patients

- Diminished antibody responses compared to healthy vaccinated individuals have been shown in immunocompromised patients provided mRNA COVID-19 vaccines
- A COVID-19 vaccine which favors broader induction of cellular immune responses may confer improved protective immunity in the immunocompromised population that poorly responds to current vaccines
- NCT04977024: A Phase 2 Randomized, Multi-center, Observer-Blind Study of COH04S1 Versus Pfizer SARS-COV-2 Vaccine in Patients Post Cellular Therapy for Hematological Malignancies.
- City of Hope started enrolling trial volunteers on 09/02/2021

Phase 2 Trials – Booster vaccination

- Governments have started recommending 3rd doses of currently authorized COVID-19 vaccines
- In the US high risk subjects are eligible for a booster if they received Pfizer/Modena vaccines. All individuals who have received J&J vaccine are eligible for a booster with any authorized vaccine
- COH04S1 will be evaluated as a booster in Phase 2 trials in healthy adults
- Local IRB approval is pending
- FDA had no comments on the booster trial in healthy adults

GeoVax – COH04S1: Synergies

- **The use of MVA as a vaccine vector is the core technology of GeoVax**
  - Experimental products for use against a diverse set of infectious diseases in different stages of preclinical and clinical development
  - Funding partnerships with multiple US government agencies
- **COH04S1 Multi-Antigen Design**
  - Designed specifically to induce both antibody and T-cell responses to S and N proteins
  - Similar concept to the GeoVax MVA-VLP design approach
- **MVA production using high-capacity, scalable technologies and continuous avian cells is under development**

Financial Update


GeoVax

GeoVax Labs, Inc.

Consolidated Balance Sheet Information

(amounts in thousands, except share information)

	Sep 30, 2021	Dec 31, 2020
Assets		
Cash and cash equivalents	$ 18,107	$ 9,884
Other current assets	53	351
Total current assets	18,160	10,235
Property and other assets, net	180	159
Total assets	$ 18,340	$ 10,394
Liabilities and stockholders' equity		
Total liabilities	$ 336	$ 825
Stockholders' equity	18,004	9,569
Total liabilities and stockholders' equity	$ 18,340	$ 10,394
Common shares outstanding	6,381,541	3,834,095

GeoVax Labs, Inc.

Consolidated Statements of Operations Information

(amounts in thousands, except share and per share information)

	Three Months Ended Sep 30,		Nine Months Ended Sep 30,	
	2021	2020	2021	2020
Grant and collaboration revenue	$ 30	$ 415	$ 221	$ 1,572
Operating expenses				
Research and development	1,224	417	2,660	1,687
General and administrative	758	435	2,563	1,365
	1,982	852	5,223	3,052
Loss from operations	(1,952)	(437)	(5,002)	(1,480)
Other income (expense), net	1	(134)	175	(142)
Net loss	$ (1,951)	$ (571)	$ (4,827)	$ (1,622)
Loss per common share	$ (0.31)	$ (0.73)	$ (0.80)	$ (2.85)

GeoVax Immuno-Oncology Portfolio 2020 vs. 2021

MUC1 Solid tumors (2020)

1. MVA-VLP based, experimental
2. Preclinical
3. Internal funding

MUC1 Solid tumors (2021)

1. Clinical candidate selected
2. GMP manufacturing initiated
3. Research and clinical testing relationships under final negotiation
4. Assembling oncology advisory board
5. Established grant development relationship with FreeMind

Head & Neck Cancer (2020)

1. HPV focused
2. MVA-based
3. Preclinical
4. Internal funding

Head & Neck Cancer (2021)

1. Gedeptin®
2. Ad5 vector based, expanded viral vector technology base
3. GMP manufacturing established and ongoing
4. Active Phase 2 trial – Stanford University with multi-site expansions underway
5. FDA financial support – Orphan Drug program
6. Potential for registration upon completion of ongoing clinical trial
7. Opportunities for clinical testing in combination with marketed CPI

GeoVax Infectious Diseases Portfolio 2020 vs. 2021

SARS CoV-2 Universal "Pan" Coronavirus

1. MVA-VLP based
2. Design and construction
3. Internal funding

SARS CoV-2 Universal "Pan" Coronavirus

1. Lead candidate identified - GEO-CM02
2. Preclinical testing advanced, single dose protection from variants
3. Expanded research relationships under negotiation for expanded variant testing
4. Assembling infectious disease advisory board
5. CEPI proposal in review; FreeMind
6. Ongoing evaluation of modern and scalable manufacturing

SARS CoV-2 COH04S1

1. A City of Hope concept for unique product

SARS CoV-2 COH04S1

1. Clinical candidate designed and produced with new "rapid cloning" technology
2. IND enabling animal testing completed
3. Pilot scale GMP manufacturing process established and product released
4. Phase 1 dose escalation, safety and immunogenicity completed
5. Phase 2 clinical trial immune- compromised patients initiated
6. Phase 1-2 clinical trial as booster vaccine initiated
7. GeoVax lead candidate next-generation vaccine

Q&A Session


GeoVax

Thank You



Creating Vaccines to Serve Humanity

GeoVax
Vaccines Serving Humanity

For More Information
GeoVax Labs, Inc.
investor@geovax.com
678-384-7220

1900 Lake Park Drive, Suite 380
Atlanta, GA 30080
Tel: (678) 384-7220
Fax: (678) 384-7281
www. geovax.com

NASDAQ: GOVX